UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21357

Franklin Limited Duration Income Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 6/30/18

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report

June 30, 2018

Franklin Limited Duration Income Trust

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Visit franklintempleton.com/investor/ products/products/closed-end-funds for fund updates, to access your account, or to find helpful financial planning tools.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Semiannual Report

Franklin Limited Duration Income Trust

Dear Shareholder:

This semiannual report for Franklin Limited Duration Income Trust covers the period ended June 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide high, current income, with a secondary objective of capital appreciation to the extent possible and consistent with the Fund’s primary objective, through a portfolio consisting primarily of high yield corporate bonds, floating rate corporate loans and mortgage- and other asset-backed securities.

Performance Overview

For the six months under review, the Fund posted cumulative total returns of -0.69% based on net asset value and -2.57% based on market price. Net asset value decreased from $12.32 per share on December 31, 2017, to $11.62 at period-end, and the market price decreased from $11.83 to $10.92 over the same period. You can find the Fund’s long-term performance data in the Performance Summary on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

During the six months ended June 30, 2018, the US economy experienced increased volatility in both financial markets and interest rates, as investor concerns over inflation and a potential US trade war with China were juxtaposed against the momentum of the current global economic expansion. Geopolitical concerns remained high even though the US and North Korea reached an agreement in principal over de-nuclearization of the Korean Peninsula at the Singapore Summit in June of 2018.

Portfolio Composition*

Based on Total Investments as of 6/30/18

*Total investments include long-term and short-term investments and exclude preferred stock issued by the Fund and other financial leverage.

**Includes collateralized loan obligations.

***Rounds to less than 0.1% of total investments.

US Treasury yields moved higher across the entire term structure of the curve, and the 10-year US Treasury yield increased 45 basis points during the period to 2.85%. However, bond yields largely remained within anticipated ranges and global growth expectations continued to remain healthy. The US tax reform bill was signed into law at the end of 2017, which benefited corporate profitability, given lower corporate tax rates, as well as liquidity, given lower tax rates on repatriated cash held overseas. Additionally, consumer confidence continued to improve along with lower unemployment, healthy corporate earnings and GDP growth. However, inflation expectations increased, which led the Federal Reserve (Fed) to take additional action in the form of higher federal funds target interest rates. Higher interest rates negatively impacted many fixed income asset classes, which tend to be sensitive to interest-rate movements.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 9.

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FRANKLIN LIMITED DURATION INCOME TRUST

The broader stock market, as measured by the Standard & Poor’s 500® Index, returned +2.65% during the period.1 Fixed income markets generated mixed returns with less interest-rate sensitive and lower quality asset classes generally outperforming higher quality and more interest-rate sensitive asset classes. Leveraged loans, as measured by the CS Leveraged Loan Index (LLI Index), returned +2.38%, high-yield corporate bonds returned +0.20%, as measured by the Credit Suisse (CS) High Yield Index, followed by mortgage-backed securities at -0.95%, as measured by the Bloomberg Barclays US Mortgage-Backed Securities (MBS) Index.1,2 Over the period, we increased our exposure to leveraged loans, while reducing our exposure to high-yield corporates and asset-backed securities.

What is the yield curve? A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

Investment Strategy

We invest in a diversified mix of fixed income securities, primarily high yield corporate bonds, senior secured floating rate corporate loans, and mortgage- and other asset-backed securities. Our top-down analysis of macroeconomic trends combined with a bottom-up analysis of market sectors, industries and issuers drives our investment process. We seek to maintain a limited duration, or interest-rate sensitivity, to moderate the impact that fluctuating interest rates might have on the Fund’s fixed income portfolio. Within the corporate bond and corporate loan sectors, we seek securities trading at reasonable valuations from issuers with characteristics such as strong market positions, stable cash flows, reasonable capital structures, supportive asset values, strong sponsorship and improving credit fundamentals. In the mortgage- and other asset-backed securities sector, we look to capture an attractive income stream and total return through our analysis of security prepayment assumptions, potential pricing inefficiencies and underlying collateral characteristics.

Manager’s Discussion

High Yield Corporate Bonds

Investor appetite for risk coupled with favorable credit fundamentals were offset by a higher rate environment, which

Dividend Distributions*
1/1/18–6/30/18
Month	Dividend per Common Share (cents)

January	10.34

February	10.30

March	10.11

April	9.98

May	9.93

June	9.82

Total	60.48

*The distribution amount is the sum of all net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

led to a below coupon return of +0.20% for high-yield corporate bonds during the period. Performance was somewhat evenly distributed and split between industries that outperformed the CS High Yield Index versus those that underperformed it. The food and drug and retail subsectors outperformed and generated positive returns; whereas housing and transportation generated negative returns. The food and drug subsector’s performance was driven primarily by the announced merger of Albertsons and Rite Aid, which pushed bond prices higher for both companies. Many high-yield retail bonds remained stressed, but bond prices stabilized and the coupon enabled them to generate positive returns for the period. Fundamentally, the housing sector was robust, but valuation concerns and duration pushed bond prices lower during the period. Transportation was negatively impacted by a variety of unique and issuer-specific events.

Returns were correlated with ratings as lower rated credits tended to outperform higher rated credits. During the period CCC-rated bonds generated the best returns, followed by B-rated bonds, while BB-rated bonds generated negative returns and underperformed the market.

During the period, the difference in yields above comparable US Treasury yields increased from 394 basis points (bps) to 399 bps. However, technical factors continued to support the asset class as investor appetite remained healthy given a limited supply of new high yield issuance. However, given recent valuations, we slightly decreased our exposure to high-yield corporate bonds.

1. Source: Morningstar.

2. Source: Credit Suisse Group.

See www.franklintempletondataresources.com for additional data provider information.

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Floating-Rate Corporate Loans

The loan market remained relatively steady due to strong technical conditions as the London Interbank Offered Rate (LIBOR) increased, which attracted investors back to the market. Strong issuance of new collateralized loan obligations (CLO) and modest inflows into loan retail vehicles helped to provide a base of support for loans. However, increased primary market activity due to merger and acquisition deals as well as refinancing transactions helped to limit price increases.

Amid rising US Treasury yields and rising LIBOR, flows turned positive as more investors looked for lower duration assets. Moreover, after the Fed hiked rates twice and expectations for further hikes later in the year improved, interest from retail investors increased. CLO issuance was also strong, exceeding the pace of the previous year, as the floating rate tranches attracted significant demand.

The default rate declined slightly, despite the widely expected default of a large broadcasting issuer. Although the average total leverage of large corporate leveraged buyouts was lower than 2007, average first-lien debt leverage was at a record high, resulting in concerns about future recovery rates for loans. However, the default rate remained below the historical average and expected increases in defaults continued to be modest, in our analysis.

MBS and Securitized Sectors

High-quality securitized sectors struggled during the period. Agency MBS, asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) all produced negative total returns and underperformed high-yield corporate bonds and senior secured floating rate loans.

Agency MBS valuations remained on the tight end of their historical range, yet underlying fundamentals were relatively supportive, in our opinion. Prepayment rates remained low and we expect them to continue to be constrained as a very small portion of the MBS universe is re-financeable. We believe the MBS sector stands to benefit from any increases in liquidity, diversification away from credit strategies, and rotations seeking inherent value in fundamental cash flows.

We remained constructive on the US housing market and expect home price appreciation for 2018 to be in the 5% area. The continued wind down of the Fed’s balance sheet stands to be a key influence on the market as we move into the latter part of the year. Despite relatively constant net supply, both the Fed’s balance sheet runoff and an investor base that is mainly even-weighted could pressure the sector.

In agency MBS, the portfolio’s mortgage exposure had the heaviest allocation to 4.0% and 3.5% coupon securities. We remained allocated to the CMBS sector in securities we view as fundamentally sound bonds at what we consider attractive valuations.

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FRANKLIN LIMITED DURATION INCOME TRUST

Thank you for your continued participation in Franklin Limited Duration Income Trust. We look forward to serving your future investment needs.

Sincerely,

Christopher J. Molumphy, CFA

Roger A. Bayston, CFA

Glenn I. Voyles, CFA

Madeline Lam

Justin Ma, CFA

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN LIMITED DURATION INCOME TRUST

Performance Summary as of June 30, 2018

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance1,2

	Cumulative Total Return[3]		Average Annual Total Return[3]
	Based on NAV[4]	Based on market price[5]	Based on NAV[4]	Based on market price[5]
6-Month	-0.69%	-2.57%	-0.69%	-2.57%
1-Year	+0.93%	+2.77%	+0.93%	+2.77%
5-Year	+19.91%	+20.59%	+3.70%	+3.82%
10-Year	+87.46%	+116.89%	+6.49%	+8.05%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Share Prices

Symbol: FTF	6/30/18	12/31/17	Change
Net Asset Value (NAV)	$11.62	$12.32	-$0.70
Market Price (NYSE)	$10.92	$11.83	-$0.91

Distributions (1/1/18–6/30/18)

Net Investment Income
(1/1/18–6/30/18)	$0.6048

All investments involve risks, including possible loss of principal. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investments in lower rated bonds include higher risk of default and loss of principal. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. Figures are for common shares. As of 6/30/18, the Fund had leverage in the amount of 35.13% of the Fund’s total portfolio. The Fund employs leverage through the issuance of Auction Preferred Shares and purchase of Mortgage Dollar Rolls. The use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of leverage rises and falls with changes in short-term interest rates. Such increases/decreases in the cost of the Fund’s leverage may be offset by increased/decreased income from the Fund’s floating rate investments.

2. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 5/31/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

3. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Assumes reinvestment of distributions based on net asset value.

5. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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Important Notice to Shareholders

Upcoming Redemption of Auction Rate Preferred Shares

On June 8, 2018 the Fund announced that its Board of Trustees had authorized the redemption of all of its outstanding Auction Rate Preferred Shares, currently anticipated to take place in August, 2018. The Fund will provide the specific details of the redemption in the form of a press release and a notice to be sent to preferred shareholders.

Managed Distribution Plan

The Board of Trustees (the “Board”) of the Fund announced the adoption of a managed distribution plan (the “Plan”) on October 17, 2016 under which the Fund began, in January 2017, making monthly distributions to common shareholders at an annual minimum fixed rate of 10% based on average monthly net asset value (“NAV”) of the Fund’s common shares. The primary purpose of the Plan is to provide the Fund’s shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month. The plan is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the plan will be successful in doing so.

Under Plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level. No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Plan. The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan is subject to periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.

The Fund calculates the average NAV from the previous month based on the number of business days in that month on which the NAV is calculated. The distribution is calculated as 10% of the previous month’s average NAV, divided by 12. Typically, distributions will be declared by press release 10 days before the last business day of each month, with the record date on the last business day of the month. The payment date for the distribution will typically be during the middle of the next month.

With each distribution that does not consist solely of net investment income, the Fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its full fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell them how to report these distributions for federal income tax purposes.

The Fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of the distribution may result in a return of capital. A return of capital occurs when some or all of the money that shareholders invested in the Fund is paid back to them. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. Any such returns of capital will decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make the level of distributions called for under its plan, the Fund may have to sell portfolio securities at a less than opportune time.

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FRANKLIN LIMITED DURATION INCOME TRUST

Financial Highlights

	Six Months Ended June 30, 2018	Year Ended December 31,	Year Ended March 31,
	(unaudited)	2017[a]	2017	2016	2015	2014

Per common share operating performance
(for a common share outstanding throughout the period)
Net asset value, beginning of period	$12.32	$12.91	$12.38	$13.87	$14.36	$14.30

Income from investment operations:
Net investment income[b]	0.32	0.48	0.62	0.72	0.73	0.80
Net realized and unrealized gains (losses)	(0.36)	(0.03)	0.85	(1.41)	(0.33)	0.20
Dividends to preferred shareholders from net investment income	(0.06)	(0.08)	(0.07)	(0.06)	(0.06)	(0.06)

Total from investment operations	(0.10)	0.37	1.40	(0.75)	0.34	0.94

Less distributions to common shareholders from:
Net investment income	(0.60)	(0.43)	(0.57)	(0.74)	(0.83)	(0.88)
Tax return of capital	—	(0.53)	(0.36)	—	—	—

Total distributions	(0.60)	(0.96)	(0.93)	(0.74)	(0.83)	(0.88)

Repurchase of shares	—	—	0.06	—	—	—

Net asset value, end of period	$11.62	$12.32	$12.91	$12.38	$13.87	$14.36

Market value, end of period[c]	$10.92	$11.83	$11.97	$11.34	$12.17	$13.05

Total return (based on market value per share)[d]	(2.57)%	7.08%	14.07%	(0.44)%	(0.35)%	(5.85)%

Ratios to average net assets applicable to common shares[e,f]

Expenses before waiver and payments by affiliates and expense reduction	1.26%	1.25%	1.35%	1.16%	1.14%	1.12%

Expenses net of waiver and payments by affiliates and expense reduction	1.25% [g]	1.23% [g]	1.32% [g]	1.16% [g,h]	1.14% [g,h]	1.12% [g,h]

Net investment income	5.35%	5.04%	4.83%	5.52%	5.14%	5.65%

Supplemental data

Net assets applicable to common shares, end of period (000’s)	$262,732	$278,489	$291,875	$332,132	$372,080	$385,388
Portfolio turnover rate	124.06%	168.28%	265.00%	270.16%	289.67%	318.57%
Portfolio turnover rate excluding mortgage dollar rolls[i]	50.91%	46.49%	93.00%	81.78%	92.15%	137.85%
Asset coverage per preferred share	$71,162	$72,311	$74,809	$75,991	$76,665	$78,686
Liquidation preference per preferred share	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

aFor the period April 1, 2017 to December 31, 2017.

bBased on average daily shares outstanding.

cBased on the last sale on the NYSE American.

dTotal return is not annualized for periods less than one year.

eBased on income and expenses applicable to both common and preferred shares.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iSee Note 1(d) regarding mortgage dollar rolls.

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Statement of Investments, June 30, 2018 (unaudited)

	Country	Shares/ Warrants	Value

Common Stocks and Other Equity Interests 1.1%
Commercial & Professional Services 0.3%
[a,b,c] Remington Outdoor Co. Inc.	United States	39,306	$661,882

Energy 0.8%
[a] Birch Permian Holdings Inc.	United States	41,589	499,068
[a] Energy XXI Gulf Coast Inc., wts., 12/30/21	United States	5,004	50
[a] Halcon Resources Corp.	United States	67,554	296,562
[a] Halcon Resources Corp., wts., 9/09/20	United States	6,408	2,659
[a] Linn Energy Inc.	United States	6,592	254,781
[a] Midstates Petroleum Co. Inc.	United States	372	5,063
[a,b] Midstates Petroleum Co. Inc., wts., 4/21/20	United States	2,642	70
[a,b] Nine Point Energy LLC	United States	18,480	257,442
Samson Resources II LLC	United States	31,225	749,400
			2,065,095
Materials 0.0%†
[a] Verso Corp., A	United States	4,163	90,587
[a] Verso Corp., wts., 7/25/23	United States	438	1,686
			92,273
Transportation 0.0%†
[a,b] CEVA Logistics AG	Switzerland	3,641	81,976
Total Common Stocks and Other Equity Interests
(Cost $6,885,910)			2,901,226

Convertible Preferred Stocks (Cost $377,604) 0.2%
Energy 0.2%
[a,b,c] Nine Point Energy Holdings Inc., cvt. pfd	United States	404	492,568

		Principal Amount*

Corporate Bonds 53.0%
Automobiles & Components 0.9%
Fiat Chrysler Automobiles NV, senior note, 4.50%, 4/15/20	United Kingdom	$1,500,000	1,503,750
The Goodyear Tire & Rubber Co., senior bond, 5.00%, 5/31/26	United States	700,000	653,625
senior note, 5.125%, 11/15/23	United States	300,000	298,050
			2,455,425
Banks 1.7%
CIT Group Inc., senior note, 5.25%, 3/07/25	United States	400,000	404,000
[d] Citigroup Inc., junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	1,300,000	1,321,008
[d] JPMorgan Chase & Co., junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	1,500,000	1,535,625
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	1,000,000	1,052,530
			4,313,163
Capital Goods 2.8%
[e] BBA US Holdings Inc., senior note, 144A, 5.375%, 5/01/26	United States	400,000	402,504
[e] Beacon Roofing Supply Inc., senior note, 144A, 4.875%, 11/01/25	United States	500,000	465,000
CNH Industrial Capital LLC, senior note, 3.875%, 10/15/21	United States	1,000,000	997,500
H&E Equipment Services Inc., senior note, 5.625%, 9/01/25	United States	800,000	788,000
[e] HD Supply Inc., senior note, 144A, 5.75%, 4/15/24	United States	400,000	419,500
[e] Jeld-Wen Inc., senior note, 144A, 4.625%, 12/15/25	United States	600,000	573,000
[f] Onsite Rental Group Operations Pty. Ltd., secured note, PIK, 6.10%, 10/26/23	Australia	952,562	738,235

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STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Capital Goods (continued)
Tennant Co., senior note, 5.625%, 5/01/25	United States	$800,000	$ 798,000
[e] Terex Corp., senior note, 144A, 5.625%, 2/01/25	United States	500,000	498,125
[e] Vertiv Group Corp., senior note, 144A, 9.25%, 10/15/24	United States	1,600,000	1,576,000
			7,255,864

Commercial & Professional Services 0.9%
[e] Multi-Color Corp., senior note, 144A, 4.875%, 11/01/25	United States	900,000	840,375
United Rentals North America Inc., senior bond, 5.875%, 9/15/26	United States	600,000	606,750
[e] West Corp., senior note, 144A, 8.50%, 10/15/25	United States	1,000,000	917,500
			2,364,625

Consumer Durables & Apparel 1.7%
Beazer Homes USA Inc., senior note, 8.75%, 3/15/22	United States	1,300,000	1,384,500
[e] Hanesbrands Inc., senior note, 144A, 4.625%, 5/15/24	United States	1,000,000	980,000
KB Home, senior note, 7.00%, 12/15/21	United States	1,100,000	1,160,500
[e] Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., senior note, 144A, 5.875%, 4/15/23	United States	1,000,000	1,000,000
			4,525,000

Consumer Services 4.8%
[e] 1011778 BC ULC/New Red Finance Inc., senior secured note, first lien, 144A, 4.25%, 5/15/24	Canada	800,000	762,000
[e] 24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	1,000,000	997,620
[e] Ascend Learning LLC, senior note, 144A, 6.875%, 8/01/25	United States	500,000	505,625
[e] Boyne USA Inc., secured note, second lien, 144A, 7.25%, 5/01/25	United States	1,200,000	1,257,000
[e] Downstream Development Authority of the Quapaw Tribe of Oklahoma, secured note, 144A, 10.50%, 2/15/23	United States	400,000	410,000
[e] International Game Technology PLC, senior note, 144A, 5.625%, 2/15/20	United States	1,500,000	1,526,250
[e] Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., senior secured note, first lien, 144A, 6.75%, 11/15/21	United States	1,400,000	1,445,500
[e] KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, senior note, 144A, 5.00%, 6/01/24	United States	1,400,000	1,385,580
MGM Resorts International, senior note, 8.625%, 2/01/19	United States	1,000,000	1,030,000
[e] Silversea Cruise Finance Ltd., senior secured note, first lien, 144A, 7.25%, 2/01/25	United States	600,000	651,060
[e,g] Stars Group Holdings BV/Stars Group US Co-Borrower LLC, senior note, 144A, 7.00%, 7/15/26	Canada	500,000	506,563
[e] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	900,000	886,500
[e] Wynn Macau Ltd., senior note, 144A, 4.875%, 10/01/24	Macau	1,200,000	1,149,504
			12,513,202

Diversified Financials 1.9%
Aircastle Ltd., senior note, 4.125%, 5/01/24	United States	700,000	672,070
[e] FirstCash Inc., senior note, 144A, 5.375%, 6/01/24	United States	900,000	902,250
[e] Lincoln Finance Ltd., senior secured note, 144A, 7.375%, 4/15/21	Netherlands	1,000,000	1,036,125
Navient Corp., senior note, 5.00%, 10/26/20	United States	200,000	200,000
senior note, 5.875%, 3/25/21	United States	200,000	203,750
senior note, 6.625%, 7/26/21	United States	700,000	720,790
senior note, 6.50%, 6/15/22	United States	200,000	205,000
senior note, 7.25%, 9/25/23	United States	1,100,000	1,157,750

			5,097,735

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy 6.1%
[e] Aker BP ASA, senior note, 144A, 5.875%, 3/31/25	Norway	$1,000,000	$1,032,934
California Resources Corp., [e] secured note, second lien, 144A, 8.00%, 12/15/22	United States	824,000	751,900
senior note, 5.50%, 9/15/21	United States	37,000	32,144
Calumet Specialty Products Partners LP/Calumet Finance Corp., senior note, 7.75%, 4/15/23	United States	1,000,000	1,007,500
Cheniere Corpus Christi Holdings LLC, senior secured note, first lien, 7.00%, 6/30/24	United States	700,000	765,625
senior secured note, first lien, 5.875%, 3/31/25	United States	600,000	626,250
[e] Cheniere Energy Partners LP, senior secured note, first lien, 144A, 5.25%, 10/01/25	United States	1,000,000	977,950
CONSOL Energy Inc., senior note, 8.00%, 4/01/23	United States	280,000	297,766
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., senior note, 6.25%, 4/01/23	United States	1,500,000	1,537,500
CSI Compressco LP/CSI Compressco Finance Inc., senior note, 7.25%, 8/15/22	United States	400,000	368,000
Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	1,500,000	1,603,125
[e,f] EnQuest PLC, senior note, 144A, PIK, 7.00%, 4/15/22	United Kingdom	1,147,777	1,030,878
Ferrellgas LP/Ferrellgas Finance Corp., senior note, 6.75%, 6/15/23	United States	800,000	702,000
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	900,000	893,250
[e] Murray Energy Corp., secured note, second lien, 144A, 11.25%, 4/15/21	United States	800,000	476,000
QEP Resources Inc., senior bond, 5.25%, 5/01/23	United States	500,000	491,250
Sanchez Energy Corp., senior note, 7.75%, 6/15/21	United States	900,000	771,750
senior note, 6.125%, 1/15/23	United States	300,000	204,750
[e] Sunoco LP/Sunoco Finance Corp., senior note, 144A, 4.875%, 1/15/23	United States	700,000	673,750
Weatherford International Ltd., senior note, 5.125%, 9/15/20	United States	400,000	404,000
senior note, 7.75%, 6/15/21	United States	1,000,000	1,032,500
senior note, 4.50%, 4/15/22	United States	400,000	369,152
			16,049,974
Food, Beverage & Tobacco 1.4%
B&G Foods Inc., senior note, 5.25%, 4/01/25	United States	1,000,000	945,000
[e] Cott Holdings Inc., senior note, 144A, 5.50%, 4/01/25	Canada	1,300,000	1,267,500
[e] Lamb Weston Holdings Inc., senior note, 144A, 4.625%, 11/01/24	United States	1,100,000	1,075,250
[e] Post Holdings Inc., senior note, 144A, 5.50%, 3/01/25	United States	400,000	391,500
			3,679,250
Health Care Equipment & Services 3.4%
[e] Avantor Inc., senior secured note, first lien, 144A, 6.00%, 10/01/24	United States	600,000	595,020
[e] Catalent Pharma Solutions Inc., senior note, 144A, 4.875%, 1/15/26	United States	1,200,000	1,155,348
[e] Centene Escrow I Corp., senior note, 144A, 5.375%, 6/01/26	United States	1,000,000	1,015,630
CHS/Community Health Systems Inc., [e] senior note, 144A, 8.125%, 6/30/24	United States	900,000	748,125
senior secured note, first lien, 6.25%, 3/31/23	United States	700,000	644,000
HCA Inc.,
senior bond, 5.875%, 5/01/23	United States	500,000	520,000
senior note, 7.50%, 2/15/22	United States	500,000	545,000
senior secured bond, first lien, 5.875%, 3/15/22	United States	1,000,000	1,045,000

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount	*	Value
Corporate Bonds (continued)
Health Care Equipment & Services (continued)
[e] MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	$1,300,000		$1,335,750
Tenet Healthcare Corp.,
senior note, 5.50%, 3/01/19	United States	900,000		913,500
senior secured note, first lien, 6.00%, 10/01/20	United States	500,000		515,625

				9,032,998

Materials 8.5%
[f] ARD Finance SA, secured note, PIK, 7.125%, 9/15/23	Luxembourg	600,000		601,500
[e] Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A, 4.25%, 9/15/22	Luxembourg	300,000		295,125
senior note, 144A, 6.00%, 2/15/25	Luxembourg	500,000		487,500
[e] BWAY Holding Co., secured note, 144A, 5.50%, 4/15/24	United States	1,500,000		1,466,250
[e] Cemex SAB de CV, senior secured bond, 144A, 7.75%, 4/16/26	Mexico	400,000		431,428
The Chemours Co., senior note, 6.625%, 5/15/23	United States	776,000		814,800
[e] Crown Americas LLC/Crown Americas Capital Corp., senior note, 144A, 4.75%, 2/01/26	United States	500,000		476,250
[e] Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	800,000		774,000
[e] First Quantum Minerals Ltd., senior note, 144A, 7.00%, 2/15/21	Zambia	961,000		972,412
senior note, 144A, 7.25%, 4/01/23	Zambia	500,000		501,250
[e] FMG Resources (August 2006) Pty. Ltd., senior note, 144A, 4.75%, 5/15/22	Australia	700,000		679,241
senior note, 144A, 5.125%, 3/15/23	Australia	600,000		597,000
[e] Grinding Media Inc./MC Grinding Media Canada Inc., senior secured note, 144A, 7.375%, 12/15/23	United States	800,000		836,000
[e] HudBay Minerals Inc., senior note, 144A, 7.25%, 1/15/23	Canada	400,000		414,000
[e] New Enterprise Stone & Lime Co., senior note, 144A, 6.25%, 3/15/26	United States	800,000		810,000
[e] New Gold Inc., senior note, 144A, 6.375%, 5/15/25	Canada	600,000		592,500
[e] Northwest Acquisitions ULC/Dominion Finco Inc., secured note, second lien, 144A, 7.125%, 11/01/22	Canada	300,000		300,000
[e] Novelis Corp., senior note, 144A, 6.25%, 8/15/24	United States	1,300,000		1,303,250
[e] OCI NV, senior note, 144A, 6.625%, 4/15/23	Netherlands	400,000		408,500
[e] Owens-Brockway Glass Container Inc., senior note, 144A, 5.00%, 1/15/22	United States	900,000		900,000
senior note, 144A, 5.875%, 8/15/23	United States	400,000		406,000
[e] Petra Diamonds U.S. Treasury PLC, secured note, second lien, 144A, 7.25%, 5/01/22	South Africa	700,000		662,025
[e] Plastipak Holdings Inc., senior note, 144A, 6.25%, 10/15/25	United States	1,000,000		925,000
[e] Platform Specialty Products Corp., senior note, 144A, 6.50%, 2/01/22	United States	600,000		612,000
[e] Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA,
senior note, 144A, 7.00%, 7/15/24	United States	100,000		102,313
senior secured note, first lien, 144A, 5.125%, 7/15/23	United States	400,000		395,500
[h] senior secured note, first lien, 144A, FRN, 5.848%, (3-month USD LIBOR + 3.50%), 7/15/21	United States	400,000		404,720
[e] Sealed Air Corp., senior bond, 144A, 5.125%, 12/01/24	United States	500,000		506,250
senior bond, 144A, 5.50%, 9/15/25	United States	600,000		618,000
Steel Dynamics Inc., senior note, 5.125%, 10/01/21	United States	1,500,000		1,516,875
Summit Materials LLC/Summit Materials Finance Corp., senior note, 8.50%, 4/15/22	United States	1,200,000		1,291,620

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount	*	Value
Corporate Bonds (continued)
Materials (continued)
[e] SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., senior note, 144A, 7.50%, 6/15/25	United States	$1,300,000		$1,329,250

				22,430,559

Media 4.6%
[e] Altice Luxembourg SA, senior secured note, 144A, 7.75%, 5/15/22	Luxembourg	1,200,000		1,165,500
[e] Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%, 5/15/26	United States	1,000,000		967,500
AMC Networks Inc., senior note, 5.00%, 4/01/24	United States	1,000,000		987,500
CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 5.25%, 9/30/22	United States	1,500,000		1,510,312
[e] senior note, 144A, 5.125%, 5/01/23	United States	500,000		494,850
Clear Channel Worldwide Holdings Inc., senior note, 6.50%, 11/15/22	United States	700,000		717,500
senior sub. note, 7.625%, 3/15/20	United States	800,000		798,232
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	1,000,000		1,050,000
senior note, 5.25%, 6/01/24	United States	500,000		473,750
[e] Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	500,000		483,125
[e] Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	1,100,000		1,072,500
senior secured bond, first lien, 144A, 5.50%, 8/15/26	United Kingdom	400,000		375,440
[e] WMG Acquisition Corp., secured note, first lien, 144A, 5.00%, 8/01/23	United States	100,000		99,875
senior note, 144A, 5.625%, 4/15/22	United States	1,806,000		1,853,209

				12,049,293

Pharmaceuticals, Biotechnology & Life Sciences 2.6%
[e] Bausch Health Cos. Inc., senior note, 144A, 5.625%, 12/01/21	United States	500,000		493,750
senior note, 144A, 9.25%, 4/01/26	United States	1,500,000		1,561,875
senior secured note, first lien, 144A, 6.50%, 3/15/22	United States	200,000		207,750
[e] Concordia International Corp., [i] senior note, 144A, 7.00%, 4/15/23	Canada	900,000		56,250
senior secured note, first lien, 144A, 9.00%, 4/01/22	Canada	500,000		450,000
[e] Endo DAC/Endo Finance LLC/Endo Finco Inc., senior bond, 144A, 6.00%, 2/01/25	United States	1,000,000		785,000
senior note, 144A, 6.00%, 7/15/23	United States	500,000		413,750
Horizon Pharma Inc., senior note, 6.625%, 5/01/23	United States	1,200,000		1,213,500
[e] Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note, 144A, 6.375%, 8/01/23	United States	1,200,000		1,197,240
[e] Valeant Pharmaceuticals International Inc., senior note, 144A, 5.375%, 3/15/20	United States	500,000		506,720

				6,885,835

Real Estate 1.9%
CyrusOne LP/CyrusOne Finance Corp., senior note, 5.00%, 3/15/24	United States	1,300,000		1,303,250
Equinix Inc., senior bond, 5.875%, 1/15/26	United States	300,000		304,650
[e] Five Point Operating Co. LP/Five Point Capital Corp., senior note, 144A, 7.875%, 11/15/25	United States	1,000,000		1,021,250
MPT Operating Partnership LP/MPT Finance Corp., senior bond, 5.25%, 8/01/26	United States	300,000		295,500
senior note, 6.375%, 3/01/24	United States	700,000		736,750
[e] SBA Communications Corp., senior note, 144A, 4.00%, 10/01/22	United States	1,400,000		1,345,750

				5,007,150

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount	*	Value
Corporate Bonds (continued)
Retailing 1.3%
Netflix Inc., senior note, 5.50%, 2/15/22	United States	$1,500,000		$1,550,625
Penske Automotive Group Inc., senior sub. note, 3.75%, 8/15/20	United States	1,400,000		1,389,500
[e] PetSmart Inc., senior note, 144A, 7.125%, 3/15/23	United States	700,000		473,410

				3,413,535

Software & Services 1.8%
[e] First Data Corp., secured note, first lien, 144A, 5.00%, 1/15/24	United States	1,700,000		1,693,625
senior note, 144A, 7.00%, 12/01/23	United States	500,000		522,040
Infor (U.S.) Inc., senior note, 6.50%, 5/15/22	United States	1,800,000		1,815,750
[e] Symantec Corp., senior note, 144A, 5.00%, 4/15/25	United States	600,000		582,600

				4,614,015

Technology Hardware & Equipment 1.8%
[e] Blackboard Inc., secured note, second lien, 144A, 9.75%, 10/15/21	United States	1,538,000		1,138,120
[e] Dell International LLC/EMC Corp., senior note, 144A, 5.875%, 6/15/21	United States	400,000		406,428
[e] Itron Inc., senior note, 144A, 5.00%, 1/15/26	United States	1,500,000		1,428,300
[e] Tempo Acquisition LLC/Tempo Acquisition Finance Corp., senior note, 144A, 6.75%, 6/01/25	United States	800,000		770,000
Western Digital Corp., senior note, 4.75%, 2/15/26	United States	1,000,000		974,375

				4,717,223

Telecommunication Services 2.5%
[e] Block Communications Inc., senior note, 144A, 6.875%, 2/15/25	United States	300,000		300,750
[e] Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	1,200,000		892,656
[e] Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	700,000		635,985
[e,g] DKT Finance ApS, senior secured note, first lien, 144A, 9.375%, 6/17/23	Denmark	1,000,000		1,015,015
[e] Sprint Communications Inc., senior note, 144A, 9.00%, 11/15/18	United States	148,000		151,145
senior note, 144A, 7.00%, 3/01/20	United States	600,000		624,000
Sprint Corp., senior bond, 7.125%, 6/15/24	United States	300,000		303,627
senior note, 7.25%, 9/15/21	United States	500,000		521,250
[e] Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC, senior secured bond, first lien, 144A, 4.738%, 9/20/29	United States	1,000,000		987,200
T-Mobile USA Inc., senior bond, 6.50%, 1/15/24	United States	500,000		521,530
senior note, 4.00%, 4/15/22	United States	700,000		694,610

				6,647,768

Transportation 0.5%
[e] DAE Funding LLC, senior note, 144A, 4.00%, 8/01/20	United Arab Emirates	800,000		792,000
senior note, 144A, 4.50%, 8/01/22	United Arab Emirates	400,000		387,500

				1,179,500

Utilities 1.9%
Calpine Corp., senior note, 5.375%, 1/15/23	United States	1,500,000		1,432,500
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., senior note, 8.625%, 6/15/20	United States	500,000		485,000
[e] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	500,000		497,500
NRG Yield Operating LLC, senior bond, 5.375%, 8/15/24	United States	500,000		502,500
senior bond, 5.00%, 9/15/26	United States	1,000,000		957,500

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount	*	Value
Corporate Bonds (continued)
Utilities (continued)
Talen Energy Supply LLC, senior note, 6.50%, 6/01/25	United States	$1,500,000		$1,151,250

				5,026,250

Total Corporate Bonds (Cost $141,703,526)				139,258,364

[h,j] Senior Floating Rate Interests 52.3%
Capital Goods 5.8%
AECOM, Term B Loans, 3.844%, (1-month USD LIBOR + 1.75%), 3/13/25	United States	2,167,000		2,171,905
Delos Finance S.A.R.L. (AerCap), New Loans, 4.084%, (3-month USD LIBOR + 1.75%), 10/06/23	Luxembourg	2,500,000		2,503,125
Doncasters U.S. Finance LLC, Term B Loans, 5.834%, (3-month USD LIBOR + 3.50%), 4/09/20	United States	1,409,275		1,364,795
Flying Fortress Holdings LLC (ILFC), New Loan, 4.084%, (3-month USD LIBOR + 1.75%), 10/30/22	United States	1,629,859		1,634,953
Harsco Corp., Term Loan B-2, 4.375%, (1-month USD LIBOR + 2.25%), 12/10/24	United States	2,438,628		2,444,725
Leidos Innovations Corp., Term Loan B, 3.875%, (1-month USD LIBOR + 1.75%), 8/16/23	United States	1,412,794		1,419,605
Navistar Inc., Tranche B Term Loan, 5.53%, (1-month USD LIBOR + 3.50%), 11/06/24	United States	3,148,039		3,161,812
Onsite Rental Group Operations Property Ltd., Term Loan, 6.591%, (1-month USD LIBOR + 4.50%), 10/25/22	Australia	696,716		689,748

				15,390,668

Commercial & Professional Services 0.8%
[k] Prime Security Services Borrower LLC, Term B-1 Loans, 4.844%, (1-month USD LIBOR + 2.75%), 5/02/22	United States	778,035		775,543
Ventia Pty. Ltd., Term B Loans (USD), 5.834%, (3-month USD LIBOR + 3.50%), 5/21/22	Australia	1,323,456		1,335,036

				2,110,579

Consumer Services 4.2%
24 Hour Fitness Worldwide Inc., Term Loan, 5.594%, (1-month USD LIBOR + 3.50%), 3/31/25	United States	745,027		744,096
Avis Budget Car Rental LLC, Tranche B Term Loans, 4.34%, (3-month USD LIBOR + 2.00%), 2/13/25	United States	2,405,963		2,411,978
Caesars Resort Collection LLC/CRC Finco Inc., Term B Loans, 4.844%, (1-month USD LIBOR + 2.75%), 12/22/24	United States	738,145		733,609
Eldorado Resorts, Inc.,
Initial Term Loan, 4.375%, (1-month USD LIBOR + 2.25%), 4/17/24	United States	893,824		896,337
Initial Term Loan, 4.375%, (2-month USD LIBOR + 2.25%), 4/17/24	United States	1,016,095		1,018,952
Hilton Worldwide Finance LLC, Series B-2 Term Loans, 3.841%, (1-month USD LIBOR + 1.75%), 10/25/23	United States	1,723,074		1,724,866
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (Yum Brands), Term Loan B, 3.835%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	1,712,353		1,704,855
Las Vegas Sands LLC, Term B Loans, 3.844%, (1-month USD LIBOR + 1.75%), 3/27/25	United States	800,714		796,561
Sabre GLBL Inc., 2017 Other Term A Loans, 4.094%, (1-month USD LIBOR + 2.00%), 7/01/22	United States	939,992		942,341

				10,973,595

Diversified Financials 0.2%
[k,l] Trans Union LLC, Term A-2 Facility, TBD, 8/09/22	United States	476,619		476,023

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount	*	Value
[h,j] Senior Floating Rate Interests (continued)
Energy 0.6%
OSG Bulk Ships Inc., Initial Term Loan, 6.77%, (3-month USD LIBOR + 4.25%), 8/05/19	United States	$1,699,823		$1,691,324

Food & Staples Retailing 0.2%
[k,l] U.S. Foods Inc., First Lien Term Loan, TBD, 6/27/23	United States	575,000		575,179

Food, Beverage & Tobacco 2.8%
JBS USA LUX SA, New Initial Term Loans, 4.834% - 4.835%, (3-month USD LIBOR + 2.50%), 10/30/22	United States	2,984,270		2,971,524
Pinnacle Foods Finance LLC, Initial B Term Loan, 3.751%, (1-month USD LIBOR + 1.75%), 2/03/24	United States	1,177,434		1,179,053
Post Holdings Inc., Series A Incremental Term Loans, 4.10%, (1-month USD LIBOR + 2.00%), 5/24/24	United States	3,169,272		3,161,371

				7,311,948

Health Care Equipment & Services 3.4%
DaVita Healthcare Partners Inc., Tranche B Term Loan, 4.844%, (1-month USD LIBOR + 2.75%), 6/24/21	United States	997,402		1,001,229
Envision Healthcare Corp., Initial Term Loans, 5.10%, (1-month USD LIBOR + 3.00%), 12/01/23	United States	928,495		929,215
HCA Inc., Term Loan B11, 3.844%, (1-month USD LIBOR + 1.75%), 3/18/23	United States	1,550,115		1,553,384
[k,l] IQVIA Inc., U.S. Term Loan B, TBD, 6/08/25	United States	700,000		702,479
Mallinckrodt International Finance SA/CB LLC, Extended Term Loan B, 5.203%, (6-month USD LIBOR + 2.75%), 9/24/24	Luxembourg	1,734,934		1,702,404
Quintiles IMS Inc., Term B-1 Dollar Loans, 4.334%, (3-month USD LIBOR + 2.00%), 3/07/24	United States	898,405		898,405
U.S. Renal Care Inc., Initial Term Loan, 6.584%, (3-month USD LIBOR + 4.25%), 12/31/22	United States	2,169,885		2,149,813

				8,936,929

Household & Personal Products 0.9%
Spectrum Brands, Inc.,
USD Term Loans, 4.094%, (1-month USD LIBOR + 2.00%), 6/23/22	United States	892,179		890,506
USD Term Loans, 4.085% - 4.097%, (2-month USD LIBOR + 2.00%), 6/23/22	United States	921,551		919,823
USD Term Loans, 4.363%, (3-month USD LIBOR + 2.00%), 6/23/22	United States	582,072		580,981

				2,391,310

Materials 6.2%
Ashland LLC, Term B Loan, 3.835% - 3.844%, (1-month USD LIBOR + 1.75%), 5/17/24	United States	2,030,238		2,027,701
Axalta Coating Systems U.S. Holdings Inc., Term B-3 Dollar Loan, 4.084%, (3-month USD LIBOR + 1.75%), 6/01/24	United States	2,549,786		2,540,428
Chemours Co., Tranche B-2 US$ Term Loan, 3.85%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	1,066,316		1,056,985
Crown Americas LLC, Term B Loans, 4.312%, (3-month USD LIBOR + 2.00%), 4/03/25	United States	3,163,571		3,171,262
Ineos U.S. Finance LLC, 2024 Dollar Term Loan, 4.094%, (1-month USD LIBOR + 2.00%), 3/31/24	United States	1,477,112		1,473,419
KMG Chemicals Inc., Initial Term Loan, 4.844%, (1-month USD LIBOR + 2.75%), 6/15/24	United States	269,077		270,590
Oxbow Carbon LLC, Tranche B Term Loan, 5.844%, (1-month USD LIBOR + 3.75%), 1/04/23	United States	2,106,000		2,129,693
Univar USA Inc., Term B-3 Loans, 4.594%, (1-month USD LIBOR + 2.50%), 7/01/24	United States	744,444		743,979

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount	*	Value
[h,j] Senior Floating Rate Interests (continued)
Materials (continued)
WR Grace & Co.,
Term B-1 Loans, 4.084%, (3-month USD LIBOR + 1.75%), 4/03/25	United States	$1,059,920		$1,059,810
Term B-2 Loans, 4.084%, (3-month USD LIBOR + 1.75%), 4/03/25	United States	1,817,006		1,816,817

				16,290,684

Media 8.3%
AMC Entertainment Holdings Inc.,
2016 Incremental Term Loans, 4.323%, (1-month USD LIBOR + 2.25%), 12/15/23	United States	593,961		593,126
Initial Term Loans, 4.323%, (1-month USD LIBOR + 2.25%), 12/15/22	United States	2,936,315		2,936,054
Charter Communications Operating LLC, Term B Loan, 4.10%, (1-month USD LIBOR + 2.00%), 3/13/25	United States	997,494		997,259
CSC Holdings LLC, March 2017 Incremental Term Loans, 4.323%, (1-month USD LIBOR + 2.25%), 7/17/25	United States	2,579,595		2,564,092
Gray Television Inc., Term B-2 Loan, 4.251%, (1-month USD LIBOR + 2.25%), 2/07/24	United States	2,728,522		2,723,406
Lions Gate Capital Holdings LLC, Term A Loan, 3.841%, (1-month USD LIBOR + 1.75%), 3/22/23	Canada	1,427,059		1,425,275
Live Nation Entertainment Inc., Term B-3 Loans, 3.875%, (1-month USD LIBOR + 1.75%), 10/31/23	United States	2,823,692		2,820,162
MCC Iowa LLC (Mediacom Broadband), Tranche M Term Loan, 3.99%, (1-week USD LIBOR + 2.00%), 1/25/25	United States	1,735,961		1,742,471
Mediacom Illinois LLC, Tranche N Term Loan, 3.74%, (1-week USD LIBOR + 1.75%), 2/15/24	United States	1,342,534		1,340,855
Mission Broadcasting Inc., Term Loan B-2, 4.592%, (1-month USD LIBOR + 2.50%), 1/17/24	United States	67,987		68,047
Nexstar Broadcasting Inc., Term Loan B-2, 4.592%, (1-month USD LIBOR + 2.50%), 1/17/24	United States	523,506		523,965
Sinclair Television Group Inc.,
Tranche B Term Loans, 4.35%, (1-month USD LIBOR + 2.25%), 1/03/24	United States	1,975,959		1,975,712
[k,l] Tranche B-1 Term Loans, TBD, 1/31/25	United States	2,007,667		2,007,155

				21,717,579

Pharmaceuticals, Biotechnology & Life Sciences 3.5%
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 6.375%, (1-month USD LIBOR + 4.25%), 4/29/24	United States	1,980,000		1,970,718
Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 4.238%, (1-week USD LIBOR + 2.25%), 1/31/25	United States	1,727,517		1,729,497
Horizon Pharma Inc., Third Amendment Refinancing Term Loan, 5.375%, (1-month USD LIBOR + 3.25%), 3/29/24	United States	2,068,516		2,067,653
Innoviva Inc., Initial Term Loan, 6.831%, (3-month USD LIBOR + 4.50%), 8/18/22	United States	990,000		999,900
Syneos Health Inc., Initial Term B Loans, 4.094%, (1-month USD LIBOR + 2.00%), 8/01/24	United States	1,720,036		1,713,853
Valeant Pharmaceuticals International Inc., Initial Term Loans, 5.092%, (1-month USD LIBOR + 3.00%), 6/02/25	United States	658,942		657,459

				9,139,080

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount	*	Value
[h,j] Senior Floating Rate Interests (continued)
Retailing 3.8%
Ascena Retail Group Inc., Tranche B Term Loan, 6.625%, (1-month USD LIBOR + 4.50%), 8/21/22	United States	$3,174,835		$2,844,653
General Nutrition Centers Inc., FILO Term Loan (ABL), 9.10%, (1-month USD LIBOR + 7.00%), 12/31/22	United States	3,000,000		3,094,686
Harbor Freight Tools USA Inc., Refinancing Loans, 4.594%, (1-month USD LIBOR + 2.50%), 8/19/23	United States	1,989,788		1,983,393
Michaels Stores Inc., 2018 New Replacement Term B Loan, 4.557% - 4.594%, (1-month USD LIBOR + 2.50%), 1/28/23	United States	2,020,000		2,008,385

				9,931,117

Semiconductors & Semiconductor Equipment 1.0%
MKS Instruments Inc., Tranche B-4 Term Loan, 3.844%, (1-month USD LIBOR + 1.75%), 4/29/23	United States	264,073		264,732
ON Semiconductor Corp., 2018 New Replacement Term B-3 Loans, 3.844%, (1-month USD LIBOR + 1.75%), 3/31/23	United States	2,363,818		2,365,459

				2,630,191

Software & Services 3.8%
[k] First Data Corp., Term A Loan, 3.841%, (1-month USD LIBOR + 1.75%), 6/02/20	United States	1,948,276		1,942,593
Go Daddy Operating Co. LLC, Tranche B-1 Term Loans, 4.344%, (1-month USD LIBOR + 2.25%), 2/15/24	United States	997,478		993,563
Iron Mountain Information Management LLC, Term B Loan, 3.844%, (1-month USD LIBOR + 1.75%), 1/26/26	United States	1,678,287		1,649,613
Rackspace Hosting Inc., Term B Loans, 5.363%, (3-month USD LIBOR + 3.00%), 11/03/23	United States	2,021,301		1,998,975
Sungard Availability Services Capital Inc., 2022 Tranche B Term Loans, 12.092%, (1-month USD LIBOR + 10.00%), 10/01/22	United States	1,587,886		1,580,939
Wex Inc., Term B-2 Loan, 4.344%, (1-month USD LIBOR + 2.25%), 7/01/23	United States	1,945,300		1,948,339

				10,114,022

Technology Hardware & Equipment 2.1%
Ciena Corp., Refinancing Term Loan, 4.584%, (1-month USD LIBOR + 2.50%), 1/28/22	United States	2,340,036		2,351,737
CommScope Inc., Tranche 5 Term Loans, 4.094%, (1-month USD LIBOR + 2.00%), 12/29/22	United States	1,731,637		1,740,295
Western Digital Corp., US Term B-4 Loan, 3.844%, (1-month USD LIBOR + 1.75%), 4/29/23	United States	1,419,224		1,420,850

				5,512,882

Telecommunication Services 0.2%
Consolidated Communications Inc., Initial Term Loan, 5.10%, (1-month USD LIBOR + 3.00%), 10/05/23	United States	523,619		517,859

Transportation 2.3%
Air Canada, Term Loan, 4.094%, (1-month USD LIBOR + 2.00%), 10/06/23	Canada	2,987,816		3,004,001
Hertz Corp., Tranche B-1 Term Loan, 4.85%, (1-month USD LIBOR + 2.75%), 6/30/23	United States	2,962,968		2,954,017

				5,958,018

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount	*	Value
[h,j] Senior Floating Rate Interests (continued)
Utilities 2.2%
EFS Cogen Holdings I LLC (Linden), Term B Advance, 5.59%, (3-month USD LIBOR + 3.25%), 6/28/23	United States	$2,331,308		$2,332,583
NRG Energy Inc., Term Loan B, 4.084%, (3-month USD LIBOR + 1.75%), 6/30/23	United States	3,414,635		3,399,484

				5,732,067

Total Senior Floating Rate Interests (Cost $137,725,443)				137,401,054

Commercial Mortgage-Backed Securities 5.0%
Banks 2.5%
Citigroup Commercial Mortgage Trust,
2006-C5, AJ, 5.482%, 10/15/49	United States	416,568		398,036
2015-GC27, A5, 3.137%, 2/10/48	United States	1,520,000		1,483,166
[m] Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.951%, 7/10/38	United States	865,000		797,538
CSAIL Commercial Mortgage Trust, 2015-C1, A4, 3.505%, 4/15/50	United States	1,410,000		1,404,790
JPMBB Commercial Mortgage Securities Trust, 2015-C28, A4, 3.227%, 10/15/48	United States	1,410,000		1,382,416
[n] Merrill Lynch Mortgage Investors Trust,
[b] 2003-OPT1, B2, FRN, 6.216%, (1-month USD LIBOR + 4.125%), 7/25/34	United States	33,301		10,720
2005-A6, 2A3, FRN, 2.471%, (1-month USD LIBOR + 0.38%), 8/25/35	United States	193,064		193,696
[n] Morgan Stanley ABS Capital I Inc. Trust, 2003-NC10, B1, FRN, 7.041%, (1-month USD LIBOR + 4.95%), 10/25/33	United States	350,442		369,501
Wells Fargo Commercial Mortgage Trust, 2014-LC16, A4, 3.548%, 8/15/50	United States	550,000		552,791

				6,592,654

Diversified Financials 2.5%
[n] Argent Securities Inc., 2003-W5, M4, FRN, 7.716%, (1-month USD LIBOR + 5.625%), 10/25/33	United States	93,151		99,746
[e,m] BCAP LLC Trust, 2009-RR1, 2A2, 144A, FRN, 3.938%, 5/26/35	United States	1,395,939		1,355,370
[n] Chase Funding Trust, 2004-2, 2A2, FRN, 2.591%, (1-month USD LIBOR + 0.50%), 2/26/35	United States	456,519		445,441
[n] FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN1, M2, FRN, 4.291%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	1,712,757		1,761,543
2014-HQ2, M2, FRN, 4.291%, (1-month USD LIBOR + 2.20%), 9/25/24	United States	732,948		755,362
2015-HQ1, M2, FRN, 4.291%, (1-month USD LIBOR + 2.20%), 3/25/25	United States	158,524		159,235
[n] MortgageIT Trust, 2004-1, A2, FRN, 2.991%, (1-month USD LIBOR + 0.90%), 11/25/34	United States	269,355		265,718
[n] Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN, 2.401%, (1-month USD LIBOR + 0.31%), 11/25/35	United States	332,223		330,328
[n] Option One Mortgage Loan Trust, 2003-6, M5, FRN, 7.041%, (1-month USD LIBOR + 4.95%), 11/25/33	United States	92,324		80,676
[n] Structured Asset Investment Loan Trust, 2003-BC2, M3, FRN, 6.966%, (1-month USD LIBOR + 4.875%), 4/25/33	United States	13,987		13,678
[n] Structured Asset Securities Corp., 2005-2XS, 2A2, FRN, 3.482%, (1-month USD LIBOR + 1.50%), 2/25/35	United States	262,447		259,199
[m] Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 3.379%, 4/25/45	United States	601,957		607,040
Wells Fargo Mortgage Backed Securities Trust,
[m] 2004-W, A9, FRN, 3.72%, 11/25/34	United States	175,539		180,528
2007-3, 3A1, 5.50%, 4/25/22	United States	48,114		49,050

				6,362,914

Total Commercial Mortgage-Backed Securities (Cost $13,135,858)				12,955,568

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount	*	Value
Mortgage-Backed Securities 38.1%
o Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
FHLMC, 4.577%, (12-month USD LIBOR +/- MBS Margin), 5/01/34	United States	$86,117		$90,230

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 19.7%
FHLMC Gold 15 Year, 5.00%, 12/01/23	United States	395,050		411,035
FHLMC Gold 15 Year, 5.50%, 7/01/19	United States	3,139		3,173
FHLMC Gold 30 Year, 3.50%, 3/01/45	United States	43,695		43,651
FHLMC Gold 30 Year, 3.50%, 10/01/47	United States	5,736,968		5,711,213
[p] FHLMC Gold 30 Year, 3.50%, 8/01/48	United States	7,980,000		7,927,096
FHLMC Gold 30 Year, 4.00%, 4/01/48	United States	6,619,881		6,755,948
FHLMC Gold 30 Year, 4.00%, 5/01/48	United States	11,447,108		11,679,318
[p] FHLMC Gold 30 Year, 4.00%, 8/01/48	United States	11,402,000		11,601,992
[p] FHLMC Gold 30 Year, 4.50%, 8/01/48	United States	6,000,000		6,233,596
FHLMC Gold 30 Year, 6.00%, 7/01/28 - 11/01/36	United States	528,904		582,706
FHLMC Gold 30 Year, 6.50%, 8/01/27 - 3/01/38	United States	279,174		311,085
FHLMC Gold 30 Year, 7.00%, 9/01/27	United States	76,304		81,199
FHLMC Gold 30 Year, 8.00%, 1/01/31	United States	7,823		7,938
FHLMC Gold 30 Year, 8.50%, 7/01/31	United States	283,097		329,553

				51,679,503

o Federal National Mortgage Association (FNMA) Adjustable Rate 0.1%
FNMA, 3.915% - 4.10%, (6-month USD LIBOR +/- MBS Margin), 6/01/32 - 7/01/34	United States	251,608		260,972

Federal National Mortgage Association (FNMA) Fixed Rate 16.1%
FNMA 15 Year, 3.00%, 8/01/27	United States	8,694		8,695
FNMA 15 Year, 3.50%, 1/01/21 - 1/01/26	United States	33,185		33,608
[p] FNMA 15 Year, 3.50%, 8/01/33	United States	6,000,000		6,064,984
FNMA 15 Year, 5.50%, 7/01/20	United States	63,048		63,822
FNMA 15 Year, 6.50%, 7/01/20	United States	78		78
FNMA 30 Year, 3.50%, 11/01/47	United States	2,523,528		2,513,768
FNMA 30 Year, 3.50%, 4/01/48	United States	2,245,943		2,238,343
[p] FNMA 30 Year, 3.50%, 8/01/48	United States	4,550,000		4,521,886
FNMA 30 Year, 3.50%, 1/01/45 - 7/01/56	United States	2,114,430		2,106,557
FNMA 30 Year, 4.00%, 11/01/44 - 1/01/45	United States	999,189		1,021,158
FNMA 30 Year, 4.00%, 1/01/48	United States	2,124,026		2,170,559
FNMA 30 Year, 4.00%, 4/01/48	United States	3,951,885		4,035,987
[p] FNMA 30 Year, 4.00%, 8/01/48	United States	8,375,000		8,526,143
FNMA 30 Year, 4.50%, 5/01/24 - 12/01/44	United States	2,251,276		2,353,346
[p] FNMA 30 Year, 4.50%, 8/01/48	United States	4,675,000		4,859,535
FNMA 30 Year, 5.00%, 5/01/38 - 7/01/39	United States	402,118		430,346
FNMA 30 Year, 5.50%, 6/01/37	United States	315,138		340,904
FNMA 30 Year, 6.00%, 4/01/33 - 6/01/38	United States	804,973		886,063
FNMA 30 Year, 6.50%, 8/01/32	United States	111,370		123,668
FNMA 30 Year, 7.00%, 9/01/18	United States	262		262
FNMA 30 Year, 8.00%, 10/01/29	United States	6,662		6,672

				42,306,384

Government National Mortgage Association (GNMA) Fixed Rate 2.2%
GNMA I SF 30 Year, 6.50%, 6/15/31 - 12/15/33	United States	352,231		388,666
GNMA II SF 30 Year, 3.50%, 3/20/45 - 10/20/47	United States	2,527,939		2,541,115
[p] GNMA II SF 30 Year, 3.50%, 8/01/48	United States	2,725,000		2,731,599
GNMA II SF 30 Year, 7.00%, 1/20/24 - 1/20/29	United States	36,777		40,263

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Principal Amount	*	Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA II SF 30 Year, 8.00%, 1/20/28 - 10/20/31	United States	$97,155		$113,812

				5,815,455

Total Mortgage-Backed Securities (Cost $100,814,979)				100,152,544

		Shares
Escrows and Litigation Trusts 0.0%†
[a,b] Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Litigation Trust	United States	800,000		—
[a,b] NewPage Corp., Litigation Trust	United States	1,500,000		—
[a] Penn Virginia Corp., Litigation Trust	United States	300,000		750
[a] Vistra Energy Corp., Litigation Trust	United States	2,000,000		16,250

Total Escrows and Litigation Trusts (Cost $58,481)				17,000

Total Investments before Short Term Investments (Cost $400,701,801)				393,178,324

Short Term Investments (Cost $18,433,369) 7.0%

Money Market Funds 7.0%
[q,r] Institutional Fiduciary Trust Money Market Portfolio, 1.51%	United States	18,433,369		18,433,369

Total Investments (Cost $419,135,170) 156.7%				411,611,693
Preferred Shares (34.3)%				(90,000,000)
Other Assets, less Liabilities (22.4)%				(58,879,561)

Net Assets 100.0%				$262,732,132

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

See Abbreviations on page 33.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

cSee Note 9 regarding restricted securities.

dPerpetual security with no stated maturity date.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2018, the aggregate value of these securities was $81,031,858, representing 30.8% of net assets.

fIncome may be received in additional securities and/or cash.

gSecurity purchased on a when-issued basis. See Note 1(c).

hThe coupon rate shown represents the rate at period end.

iSee Note 8 regarding defaulted securities.

jSee Note 1(e) regarding senior floating rate interests.

kA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

lA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

mAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

nThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

oAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

pSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

qSee Note 4(c) regarding investments in affiliated management investment companies.

rThe rate shown is the annualized seven-day effective yield at period end.

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FRANKLIN LIMITED DURATION INCOME TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$400,701,801
Cost - Non-controlled affiliates (Note 4c)	18,433,369

Value - Unaffiliated issuers	$393,178,324
Value - Non-controlled affiliates (Note 4c)	18,433,369
Cash	1,472,085
Receivables:
Investment securities sold	69,942,625
Interest	2,585,794

Total assets	485,612,197

Liabilities:
Payables:
Investment securities purchased	130,118,193
Management fees	230,670
Distributions to common shareholders	2,219,725
Distributions to preferred shareholders	89,974
Accrued expenses and other liabilities	221,503

Total liabilities	132,880,065

Preferred shares at redemption value [$25,000 liquidation preference per share (3,600 shares outstanding)](Note 3)	90,000,000

Net assets applicable to common shares	$262,732,132

Net assets applicable to common shares consist of:
Paid-in capital	$297,793,546
Distributions in excess of net investment income	(11,020,441)
Net unrealized appreciation (depreciation)	(7,523,392)
Accumulated net realized gain (loss)	(16,517,581)

Net assets applicable to common shares	$262,732,132

Common shares outstanding	22,604,126

Net asset value per common share	$11.62

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FRANKLIN LIMITED DURATION INCOME TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Investment income:
Dividends:
Non-controlled affiliates (Note 4c)	$ 69,114
Interest:
Unaffiliated issuers	8,817,474

Total investment income	8,886,588

Expenses:
Management fees (Note 4a)	1,438,939
Transfer agent fees	54,465
Custodian fees (Note 5)	2,639
Reports to shareholders	23,935
Registration and filing fees	55,164
Professional fees	57,193
Trustees’ fees and expenses	7,004
Auction agent fees and expenses	22,363
Other	60,229

Total expenses	1,721,931
Expense reductions (Note 5)	(1,539)
Expenses waived/paid by affiliates (Note 4c)	(19,613)

Net expenses	1,700,779

Net investment income	7,185,809

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(3,345,556)
Foreign currency transactions	29

Net realized gain (loss)	(3,345,527)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(4,479,635)
Translation of other assets and liabilities denominated in foreign currencies	(87)

Net change in unrealized appreciation (depreciation)	(4,479,722)

Net realized and unrealized gain (loss)	(7,825,249)

Net increase (decrease) in net assets resulting from operations	$ (639,440)

Distributions to preferred shareholders from net investment income	(1,446,226)

Net increase (decrease) in net assets applicable to common shares resulting from operations	$(2,085,666)

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FRANKLIN LIMITED DURATION INCOME TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017[a]	Year Ended March 31, 2017

Increase (decrease) in net assets:
Operations:
Net investment income	$ 7,185,809	$ 10,922,959	$ 16,513,971
Net realized gain (loss)	(3,345,527)	568,166	(8,867,745)
Net change in unrealized appreciation (depreciation)	(4,479,722)	(1,349,314)	32,077,052
Distributions to preferred shareholders from net investment income	(1,446,226)	(1,855,476)	(1,856,851)

Net increase (decrease) in net assets applicable to common shares resulting from operations	(2,085,666)	8,286,335	37,866,427

Distributions to common shareholders from:
Net investment income	(13,670,975)	(9,620,860)	(15,071,636)
Tax return of capital	—	(12,051,976)	(9,335,223)

Total distributions to common shareholders	(13,670,975)	(21,672,836)	(24,406,859)

Capital share transactions from - repurchase of shares (Note 2)	—	—	(53,715,818)

Net increase (decrease) in net assets	(15,756,641)	(13,386,501)	(40,256,250)
Net assets applicable to common shares:
Beginning of period	278,488,773	291,875,274	332,131,524

End of period	$ 262,732,132	$278,488,773	$291,875,274

Distributions in excess of net investment income included in net assets:
End of period	$ (11,020,441)	$ (3,089,049)	$ (2,905,016)

aFor the period April 1, 2017 to December 31, 2017.

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FRANKLIN LIMITED DURATION INCOME TRUST

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Franklin Limited Duration Income Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

Subsequent to March 31, 2017, the Fund’s fiscal year end changed to December 31.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Purchased on a When-Issued or Delayed Delivery and TBA Basis

The Fund purchases securities on a when-issued or delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d.  Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  Organization and Significant Accounting Policies (continued)

d.  Mortgage Dollar Rolls (continued)

interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

The Fund is investing in mortgage dollar rolls as an alternate form of leverage. As a result, the mortgage dollar rolls are considered indebtedness or a “senior security” for purposes of the asset coverage requirements under the 1940 Act.

e.  Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

f.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. The Fund employs a managed distribution policy whereby the Fund will make monthly distributions to common shareholders at an annual minimum fixed rate of 10%, based on the average monthly NAV of the Fund’s common shares. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted and, if necessary, a return of capital. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

h.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.  Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund.

Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). During the period ended June 30, 2018 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program which commenced on June 1, 2016, the Fund may purchase, from time to time, up to 10% of the Fund’s common shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 242,561 shares. Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017[a]		Year Ended March 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount
Shares repurchased[b]	—	$ —	—	$ —	4,231,524	$53,715,818

Weighted average discount of market price to net asset value of shares repurchased		—%		—%		8.14%

aFor the period April 1, 2017 to December 31, 2017.

bOn January 19, 2017, the Fund announced a tender offer to purchase for cash up to 15 percent of its issued and outstanding common shares (3,988,963 shares), each without par value. The tender period commenced on January 30, 2017 and expired at 11:59 p.m. Eastern Standard Time on Friday, March 3, 2017 at which time the tender was oversubscribed. The Fund accepted the maximum allowed by the offer of 3,988,963 shares for cash payment at a price equal to $12.73 per share. This purchase price was 98% of the Fund’s net asset value (“NAV”) per share of $12.99 as of the close of regular trading on the New York Stock Exchange on March 6, 2017.

3.  Auction Rate Preferred Shares

The Fund has outstanding 1,200 Preferred Shares Series M, 1,200 Preferred Shares Series W and 1,200 Preferred Shares Series F, each with a $25,000 liquidation preference totaling $90,000,000. Preferred Shares are senior to common shares and the Fund will not declare or pay any dividend on the common shares unless the Fund has declared or paid full cumulative dividends on the Preferred Shares through the most recent dividend date. Dividends to preferred shareholders are cumulative and are declared weekly, at rates established through an auction process. The weekly auctions for Series M, W and F have all failed during the period ended June 30, 2018; consequently, the dividend rate paid on the Preferred Shares has moved to the maximum rate as defined in the prospectus. During the period ended June 30, 2018, the dividends on Preferred Shares ranged from 2.97% to 3.49%.

The Fund is required to maintain, on a weekly basis, a specified discounted value of its portfolio in compliance with guidelines established by Fitch Ratings and Moody’s Investor Services Inc., and is required to maintain asset coverage for the Preferred Shares of at least 200%.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3.  Auction Rate Preferred Shares (continued)

The Preferred Shares are redeemable by the Fund at any time and are subject to mandatory redemption if the asset coverage or discounted value requirements are not met. During the period ended June 30, 2018, all requirements were met.

4.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a.  Management Fees

The Fund pays an investment management fee to Advisers of 0.70% per year of the average daily managed assets. Managed assets are defined as the Fund’s gross asset value minus the sum of accrued liabilities, other than the liquidation value of the Preferred Shares and other financial leverage.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.51%	12,509,828	84,667,133	(78,743,592)	18,433,369	$18,433,369	$69,114	$ —	$ —

5.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, the custodian fees were reduced as noted in the Statement of Operations.

6.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2017, the Fund had long-term capital loss carryforwards of $13,159,512.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At December 31, 2017, the Fund deferred late-year ordinary losses of $292,686.

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$419,419,982

Unrealized appreciation	$4,114,274
Unrealized depreciation	(11,922,563)

Net unrealized appreciation (depreciation)	$(7,808,289)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, paydown losses and bond discounts and premiums.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2018, aggregated $506,808,540 and $527,414,945, respectively.

8. Credit Risk and Defaulted Securities

At June 30, 2018, the Fund had 63.9% of its portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At June 30, 2018, the aggregate value of these securities represents less than 0.1% of the Fund’s portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value
404	[a] Nine Point Energy Holdings Inc., cvt. pfd.	3/24/17	$377,604	$492,568
39,306	Remington Outdoor Co. Inc.	2/13/17	1,947,001	661,882
	Total Restricted Securities (Value is 0.4% of Net Assets)		$2,324,605	$1,154,450

aThe Fund also invests in unrestricted securities of the issuer, valued at $257,442 as of June 30, 2018.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Commercial & Professional Services	$—	$—	$661,882	$661,882
Energy	559,115	1,248,468	750,080	2,557,663
Transportation	—	—	81,976	81,976
All Other Equity Investments	92,273	—	—	92,273
Corporate Bonds	—	139,258,364	—	139,258,364
Senior Floating Rate Interests	—	137,401,054	—	137,401,054
Commercial Mortgage-Backed Securities:
Banks	—	6,581,934	10,720	6,592,654
All Other Commercial Mortgage-Backed Securities	—	6,362,914	—	6,362,914
Mortgage-Backed Securities	—	100,152,544	—	100,152,544
Escrows and Litigation Trusts	—	17,000	—[c]	17,000
Short Term Investments	18,433,369	—	—	18,433,369
Total Investments in Securities	$19,084,757	$391,022,278	$1,504,658	$411,611,693

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and convertible preferred stocks as well as other equity investments.

cIncludes securities determined to have no value at June 30, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

11.  New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure except for the following:

On June 8, 2018, the Board authorized the redemption of all of its outstanding Auction Rate Preferred Shares, currently anticipated to take place in August, 2018. The Fund will provide the specific details of the redemption in the form of a press release and a notice to be sent to preferred shareholders at a later date.

Abbreviations

Selected Portfolio
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
LIBOR	London InterBank Offered Rate
MBS	Mortgage-Backed Security
PIK	Payment-In-Kind
SF	Single Family
USD	United States Dollar

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FRANKLIN LIMITED DURATION INCOME TRUST

Annual Meeting of Shareholders

The Annual Meeting of Shareholders (the “Meeting”) of the Fund was held on October 5, 2017, and then adjourned to October 26, 2017, in order to allow shareholders additional opportunity to vote. At the Meeting, shareholders elected Terrence J. Checki, Mary C. Choksi, Rupert H. Johnson, Jr. and Larry D. Thompson as Trustees of the Fund to hold office for a three year term, set to expire at the 2020 Annual Meeting of Shareholders. These terms continue, however, until their successors are duly elected and qualified or until a Trustee’s resignation, retirement, death or removal, whichever is earlier. At an annual Meeting of Shareholders of the Fund held on September 18, 2014, shareholders approved the election of the following persons as Trustees of the Fund.

The results of the voting are as follows:

	Common and Preferred Shares
Trustee Nominees	For	Withheld
Terrence J. Checki	19,495,730	603,369
Mary C. Choksi	19,788,125	310,974
Larry D. Thompson	19,667,441	431,658

	Preferred Shares
Trustee Nominees	For	Withheld
Rupert H. Johnson, Jr.	1,294	71

Note: Harris J. Ashton, Gregory E. Johnson, Edith E. Holiday, J. Michael Luttig, and John B. Wilson are Trustees of the Fund who are currently serving and whose terms of office continued after the meeting.

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Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions (Distributions) in shares of the Fund. American Stock Transfer & Trust Company, LLC (Plan Agent), P.O. Box 922, Wall Street Station, New York, NY 10269-0560, acts as your Plan Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered.

You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent. If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.

If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rata share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.

The market price of shares on a particular date shall be the last sales price on NYSE MKT, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants in the same Fund.

There is no direct charge to participants for reinvesting Distributions, since the Agent’s fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.

The automatic reinvestment of Distributions does not relieve you of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.

The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.

As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made for your

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FRANKLIN LIMITED DURATION INCOME TRUST

DIVIDEND REINVESTMENT PLAN

account as soon as practicable, but not later than 60 days after the acquisition date. Although from time to time you may have an undivided fractional interest in a share of the Fund, no certificates for a fractional share will be issued. Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at (800) 416-5585. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.

The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN LIMITED DURATION INCOME TRUST

(Fund)

At an in-person meeting held on February 27, 2018 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund (including its share price discount to net asset value); reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives, by enhanced reporting.

The Board also considered the actions that management had recommended and the Board had taken over the past two years to address the Fund’s share price discount to net asset value, particularly a managed distribution plan implemented in 2017 whereby the Fund makes monthly distributions to common shareholders at an annual minimum fixed rate of 10%, based on the average monthly net asset value of the common shares.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2017. The Board considered the performance returns for the Fund in comparison to a variety of measures including, among others: (a) the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data; and (b) the Fund’s customized benchmark based on indices reflecting the Fund’s strategy of investing in one-third

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FRANKLIN LIMITED DURATION INCOME TRUST

SHAREHOLDER INFORMATION

each of high yield bonds, leveraged loans and mortgage-backed securities (Benchmark). The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below. Such results are based on net asset value without regard to market discounts or premiums.

The Performance Universe for the Fund included the Fund and all leveraged closed-end general bond funds. The Board noted that the Fund’s annualized income return for the one-year period was above the median of its Performance Universe, for the three-year period was equal to the median of its Performance Universe, and for the five- and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. Management explained that the Performance Universe was composed of a disparate mix of closed-end high yield, investment-grade corporate and multi-sector fixed income funds that generally differed from the Fund’s primary asset classes, e.g., only one fund has the same multi-sector asset mix as the Fund and only one fund has the limited duration investment mandate followed by the Fund. Management also noted that the Fund had outperformed the benchmark that more accurately reflected the Fund’s asset classes than the Performance Universe over the one- and five-year periods. The Board took this explanation into account and noted that the Fund’s annualized total return for each of the one-, three-, five- and 10-year periods, while below the median of its Performance Universe, exceeded 4%. Given Management’s explanation and the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; underlying fund expenses; investment-related expenses; and other non-management fees. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges. The Board received a description of the methodology used by Broadridge to select the mutual funds included in the Expense Group.

The Expense Group for the Fund included the Fund and 12 other leveraged closed-end general bond funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems

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SHAREHOLDER INFORMATION

and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. The Board believes that the Manager’s ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end fund such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board noted that the Fund had experienced a decrease in assets and would not be expected to demonstrate additional economies of scale in the near term.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the

Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report
Franklin Limited Duration Income Trust
Investment Manager
Franklin Advisers, Inc.
(800) DIAL BEN® / 342-5236
Transfer Agent
American Stock Transfer & Trust Co., LLC 6201 15th Avenue
Brooklyn, NY 11219 www.astfinancial.com

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	FTF S 08/18

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: Mary C. Choksi, Michael Luttig, Larry D. Thompson and John B. Wilson.

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a Proxy Service) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager’s ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. For most proxy proposals, the investment manager’s evaluation should result in the same position being taken for all Funds. In some cases, however, the evaluation may result in a Fund voting differently, depending upon the nature and objective of the Fund, the composition of its portfolio and other factors. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund’s board or a committee of the board with the investment manager’s recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund’s board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors. The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues. The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access. In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager’s proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the investment manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the investment manager’s intended vote is not correctly submitted; (ix) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities. From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund. The investment manager will report such decisions on an annual basis to the Fund board as may be required.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-

CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle , Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Limited Duration Income Trust

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date August 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date August 24, 2018

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date August 24, 2018